Exhibit 99.1

CECO Environmental Announces Strategic Combination with Thermon Group, Creating a Global Industrial Leader in Delivering Mission-Critical Environmental and Thermal Solutions

Combined Company will Continue as CECO Environmental Under CEO Todd Gleason

Adds Highly Complementary Industrial Process Heating and Thermal Management Capabilities

Transaction Funded with Stock and Cash Expected to Deliver a Platform with Sustained Double-Digit Growth and Enhanced Financial Profile

CECO Today Separately Released Fourth Quarter and Full Year 2025 Results; Company to Host Investor Call at 8:30 AM ET

ADDISON, TX and AUSTIN, TX – February 24, 2026 – CECO Environmental Corp. (Nasdaq: CECO) (“CECO”), a leading environmentally focused, diversified industrial company whose solutions protect people, the environment and industrial equipment, and Thermon Group Holdings, Inc. (NYSE: THR) (“Thermon”), a diversified industrial technology company and a global leader in industrial process heating solutions, today announced the companies have entered into a definitive agreement to combine in a stock and cash transaction valued at approximately $2.2 billion.

The combination will meaningfully extend CECO’s leadership in industrial environmental and thermal solutions by adding Thermon’s established position in process heating, heat tracing and temperature management, creating a world-class industrial solutions platform. Thermon’s technologies will enhance CECO’s exposure to durable secular trends, including energy transition, power generation, industrial reshoring, infrastructure development, decarbonization, and tightening environmental regulations, while deepening its role in mission critical customer applications where reliability, safety and efficiency are essential. The combination brings together two highly complementary businesses, creating opportunities to accelerate growth through expanded customer relationships and global reach.

“This transaction with Thermon strategically strengthens our position as a premier engineered solutions provider,” said Todd Gleason, Chief Executive Officer of CECO. “Thermon adds highly complementary industrial heating and thermal capabilities supported by attractive secular growth drivers, along with strong margins, disciplined execution, and a culture aligned with our own. Together, we will build on our shared histories to deliver a broader, more integrated set of mission-critical solutions for our customers and drive long-term growth and value for our stakeholders. We are excited to welcome the Thermon team to CECO and unite our two great organizations.”

“Today’s announcement marks an important step forward in our evolution toward an integrated platform, combining two leading industrial portfolios to advance our shared goal of delivering mission critical solutions across a broad range of end markets,” said Bruce Thames, President and Chief Executive Officer of Thermon. “This transaction expands the portfolio of solutions Thermon’s businesses can now offer our customers along with expanded geographic and market reach. CECO’s industrial air quality, emissions control and water treatment solutions, as well as its aligned cultural values as an industry leader providing engineered solutions to solve complex customer challenges, make it an exceptional combination for Thermon and our outstanding employees as we continue to grow to meet the needs of our expanding customer base. I thank the dedicated Thermon team around the globe who have helped us achieve this positive outcome for our company, employees, customers and shareholders and what it means for our future.”

Compelling Transaction Benefits

The combination of CECO and Thermon is expected to result in significant strategic, operational and financial benefits.

•	Combines highly complementary businesses and creates an enterprise with the scale and scope to deliver against our respective customers’ increased requirements and larger orders: The combined company will bring together two fully complementary portfolios in industrial thermal and environmental solutions, with leadership positions in attractive and growing markets.

•	Provides customers with a comprehensive platform of industrial solutions designed to protect their people, equipment and processes, and the environment: Once the transaction is complete, CECO will have an industry leading portfolio with global leadership positions in critical thermal and acoustic management, emissions control, industrial air quality, natural gas transport and treatment, and industrial water treatment applications.

•	Unlocks significant value through cost synergies: The combined company is expected to generate approximately $40 million of annual cost synergies within 36 months.

•	Increased diversification and resilience: Following the close of the transaction, CECO will have a more balanced revenue mix with increased exposure to short-cycle and aftermarket product and service revenues.

•	Creates a sustained value creation platform with an enhanced financial profile: The combined company’s direct exposure to durable global secular trends in energy transition, power generation, industrial reshoring, infrastructure development, decarbonization and tightening environmental regulations is expected to deliver strong incremental annual growth.

•	Provides opportunities for employees: The combined company will unite two highly skilled and experienced teams and have a greater ability to attract, develop and retain employees and create long-term opportunities for career growth.

Transaction Details and Timing

Under the terms of the agreement, Thermon shareholders will have the ability to elect to receive, for each share of Thermon common stock they own, one of the following forms of consideration: (i) mixed consideration consisting of $10.00 in cash and 0.6840 shares of CECO common stock, (ii) all-cash consideration of $63.89 per share, or (iii) all-stock consideration of 0.8110 shares of CECO common stock per share, in each case subject to proration and allocation procedures designed to ensure that the aggregate amount of cash and stock paid in the transaction does not exceed specified limits. Thermon shareholders who do not make an election will receive the mixed consideration. The mixed consideration represents a total per share value of approximately $63.13, based on the closing stock price of $77.68 per share of CECO on February 23, 2026 which represents a 26.8% premium to the closing stock price of $49.77 per share of Thermon on February 23, 2026. Upon completion of the transaction, CECO and Thermon shareholders are expected to own approximately 62.5% and 37.5%, respectively, of the combined company.

Jason DeZwirek, Chairman of the Board of Directors of CECO, and certain related holders have agreed to vote, subject to certain exceptions, shares beneficially owned by them, representing approximately 15.2% of the aggregate voting power of CECO, in favor of the transaction.

The transaction, which has been unanimously approved by the board of directors of both companies, is anticipated to close in mid-2026, subject to satisfaction of customary closing conditions.

Following completion of the transaction, CECO will continue to be led by Chief Executive Officer Todd Gleason and the CECO Board of Directors, which will include two members of the current Thermon Board of Directors.

Fourth Quarter and Full Year 2025 Results

In a separate press release issued today, CECO reported its financial results for the fourth quarter and full year of 2025. CECO’s press release is available at https://investors.cecoenviro.com/.

Conference Call and Webcast Information

CECO will host a conference call and webcast, today, February 24, at 8:30 AM ET to discuss the transaction and its fourth quarter and full year 2025 results. Participants may access the webcast, including an associated presentation, on the Investor Relations section of the CECO website. To receive the dial-in info and unique pin, please register at https://register-conf.media-server.com/register/BIef187ad40fff4b6eaf15a109421408ae.

Advisors

Citi is serving as lead financial advisor to CECO, TD Securities is also serving as financial advisor, and Gibson, Dunn & Crutcher LLP is serving as legal advisor. Joele Frank, Wilkinson Brimmer Katcher is serving as CECO’s strategic communications advisor. In support of this transaction, CECO has obtained a committed financing package from BofA Securities, Inc.

Morgan Stanley & Co. LLC is serving as financial advisor to Thermon, and Sidley Austin LLP is serving as legal advisor.

About CECO

CECO Environmental is a leading environmentally focused, diversified industrial company, serving the broad landscape of industrial air, industrial water and energy transition markets globally providing innovative solutions and application expertise. CECO helps companies grow their business with safe, clean, and more efficient solutions that help protect people, the environment and industrial equipment.  CECO solutions improve air and water quality, optimize emissions management, and increase energy efficiency for highly-engineered applications in power generation, midstream and downstream hydrocarbon processing and transport, electric vehicle production, polysilicon fabrication, semiconductor and electronics, battery production and recycling, specialty metals and steel production, beverage can, and water/wastewater treatment and a wide range of other industrial end markets. CECO is listed on Nasdaq under the ticker symbol "CECO." Incorporated in 1966, CECO’s global headquarters is in Addison, Texas. For more information, please visit www.cecoenviro.com.

About Thermon

Thermon is a diversified industrial technology company and a global leader in industrial process heating, temperature maintenance, environmental monitoring, and temporary power distribution solutions. We deliver engineered solutions that enhance operational awareness, safety, reliability, and efficiency to deliver the lowest total cost of ownership. Thermon is headquartered in Austin, Texas. For more information, please visit www.thermon.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction (the “Proposed Transaction”) involving Thermon Group Holdings, Inc. (“Thermon”) and CECO Environmental Corp. (“CECO”), among other things. The issuance of shares of CECO common stock in connection with the Proposed Transaction will be submitted to the stockholders of CECO for their consideration, and the Proposed Transaction will be submitted to the stockholders of Thermon for their consideration. In connection therewith, CECO intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a joint proxy statement/prospectus. Each of CECO and Thermon may also file other relevant documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that CECO or Thermon, as applicable, may file with the SEC in connection with the Proposed Transaction. After the Registration Statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to the stockholders of CECO and Thermon. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF CECO AND THERMON ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CECO, THERMON, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus, as well as other filings containing important information about CECO, Thermon and the Proposed Transaction, once such documents are filed with the SEC through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by CECO will be available free of charge on CECO’s website at https://investors.cecoenviro.com. Copies of the documents filed with the SEC by Thermon will be available free of charge on Thermon’s website at https://ir.thermon.com. The information included on, or accessible through, CECO’s or Thermon’s website is not incorporated by reference into this communication.

Participants in the Solicitation

CECO, Thermon and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction.

Information about the directors and executive officers of CECO, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) CECO’s proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/3197/000155837025004649/ceco-20250520xdef14a.htm), (ii) a Form 8-K filed by CECO on July 24, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000003197/000095017025098303/ceco-20250718.htm), (iii) a Form 8-K filed by CECO on September 16, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000003197/000119312525204657/ceco-20250912.htm) and (iv) to the extent holdings of CECO’s securities by the directors or executive officers of CECO have changed since the amounts set forth in CECO’s proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0000003197.

Information about the directors and executive officers of Thermon, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) Thermon’s proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on June 18, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1489096/000148909625000097/thr-20250618.htm), (ii) a Form 8-K filed by Thermon on July 1, 2025 (as amended July 15, 2025) (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001489096/000148909625000115/thr-20250701.htm) and (iii) to the extent holdings of Thermon’s securities by the directors or executive officers of Thermon’s have changed since the amounts set forth in Thermon’s proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001489096.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from CECO and Thermon using the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this Form 8-K that address events, or developments that CECO and Thermon expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this communication, but are not limited to, statements regarding the Proposed Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Proposed Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Proposed Transaction that could reduce anticipated benefits or cause the parties to abandon the Proposed Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of CECO or Thermon may not approve the Proposed Transaction, the risk that the parties may not be able to satisfy the conditions to the Proposed Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Proposed Transaction, the risk that any announcements relating to the Proposed Transaction could have adverse effects on the market price of CECO’s common stock or Thermon’s common stock, the risk that the Proposed Transaction and its announcement could have an adverse effect on the ability of CECO and Thermon to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Proposed Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond CECO’s or Thermon’s control, including those detailed in CECO’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://investors.cecoenviro.com and on the SEC’s website at https://www.sec.gov, and those detailed in Thermon’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Thermon’s website at https://ir.thermon.com and on the SEC’s website at https://www.sec.gov.

All forward-looking statements are based on assumptions that CECO or Thermon believe to be reasonable but that may not prove to be accurate. Such forward-looking statements are based on assumptions and analyses made by CECO and Thermon in light of their perceptions of current conditions, expected future developments, and other factors that CECO and Thermon believe are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance and actual events may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this communication speak as of the date of this communication.

Neither CECO nor Thermon undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as the date hereof.

Contacts:

CECO Contacts:

Marcio Pinto

Vice President - Financial Planning & Investor Relations

Investor.Relations@OneCECO.com

Investor Relations:

Steven Hooser and Jean Marie Young

Three Part Advisors, LLC

214-872-2710

Investor.Relations@OneCECO.com

Thermon Contact

Ivonne Salem

Vice President, FP&A and Investor Relations

Investor.Relations@thermon.com

Media:

Ed Trissel / Joseph Sala

Joele Frank, Wilkinson Brimmer Katcher

CECO-JF@joelefrank.com